EXHIBIT 10.1 AMENDMENT AND WAIVER TO EQUITY PURCHASE AGREEMENT This AMENDMENT AND WAIVER TO EQUITY PURCHASE AGREEMENT (this “Amendment and Waiver”) is made and entered into as of September 30, 2025, by and among Project Labrador Holdco, LLC, a Delaware limited liability company and wholly owned subsidiary of Roman DBDR Technology Advisors, Inc. (the “Company”), Bridge2 Solutions, LLC, a Delaware limited liability company, B2S Resale, LLC, a Delaware limited liability company, Aspire Loyalty Travel Solutions, LLC, a Florida limited liability company, Bridge2 Solutions Canada Ltd., a Canada private limited company (collectively, the “Acquired Companies”), and Bakkt Opco Holdings, LLC, a Delaware limited liability company (the “Parent”). Unless otherwise specifically defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them under the Agreement (as defined below). WHEREAS, the parties hereto entered into that certain Equity Purchase Agreement, dated as of July 23, 2025 (as may be amended and modified from time to time, including by this Amendment and Waiver, the “Agreement”); WHEREAS, the parties hereto desire to provide certain waivers and amend the Agreement as set forth below; WHEREAS, Section 8.1 of the Agreement provides that the obligations of the Purchaser, to effect the Closing shall be subject to be satisfaction, at or prior to the Closing, of certain conditions (any of which may be waived by the Purchaser, in whole or in part, to the extent permitted by applicable Law); WHEREAS, Section 8.2 of the Agreement provides that obligations of the Acquired Companies and the Parent to effect the Closing shall be subject to the satisfaction, at or prior to the Closing of certain conditions (any of which may be waived by the Acquired Companies and the Parent, in whole or in part, to the extent permitted by applicable Law); WHEREAS, Section 11.2 of the Agreement provides that the Agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed by the Purchaser, the Acquired Companies and the Parent (each a “Party”); and WHEREAS, each Party is authorized and approved to execute and deliver this Amendment and Waiver. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows: 1. Waivers under the Agreement. 1.1 Waiver of the Third Party Consents Condition. Effective as of immediately prior to the Closing, the Purchaser hereby irrevocably and unconditionally waives the condition set forth in Section 8.1(i) of the Agreement, which states that the Parent shall have obtained all third-party consents set forth on Schedule 8.1(i) of the Agreement, solely in connection with the Contracts listed in Schedule 8.1(i) of the Agreement specified in Exhibit A hereto. 1.2 Waiver of the Pre-Closing Assignment Condition. Effective as of immediately prior to the Closing, the Purchaser hereby irrevocably and unconditionally waives the condition set forth in Section 8.1(c) of the Agreement, which requires the Parent and/or the Acquired Companies to assign the Contracts set forth on Schedule 1.1(qqq) of the Agreement pursuant to the Pre-Closing Assignment, solely in connection with the Contracts listed in Schedule 8.1(i) of the Agreement specified in Exhibit B hereto.

EXHIBIT 10.1 1.3 Waiver of the Termination of Certain Agreements Condition. Effective as of immediately prior to the Closing, the Purchaser hereby irrevocably and unconditionally waives the condition set forth in Section 7.10 of the Agreement, which requires the Parent to cause the Acquired Companies to terminate the Contracts set forth on Schedule 7.11 of the Agreement as of the Closing, solely in connection with the Contracts listed in Schedule 7.11 of the Agreement specified in Exhibit C hereto. 1.4 Waiver of the Employee Offer Letter and Restrictive Covenant Condition. Effective as of immediately prior to the Closing, the Purchaser hereby irrevocably and unconditionally waives the condition set forth in Section 8.3(f)(iii)(B) of the Agreement, which requires Restrictive Covenant Agreements duly executed by at least 80% of the Available Employees listed on Schedule 8.3(f)(iii)(B). 1.5 Waiver of the Termination of Certain Employees Condition. Effective as of immediately prior to the Closing, the Purchaser hereby irrevocably and unconditionally waives the condition set forth in Section 8.1(k) of the Agreement, which requires the Parent to have terminated the employment of the employees of the Acquired Companies identified by Purchaser at least five (5) business days prior to the Closing. 1.6 Waiver of Timing of Delivery of Closing Adjustment Statement. Effective as of immediately prior to the Closing, the Purchaser hereby irrevocably and unconditionally waives the condition set forth in Section 2.3 of the Agreement, which requires the Parent to deliver good faith estimates of (i) the Estimated Working Capital, (ii) the Estimated Indebtedness, and (iii) the calculation of the Purchase Price resulting from the foregoing within three (3) business days prior to the Closing Date (the “Closing Adjustment Statement”), solely in connection with the requirement for Parent to deliver the Closing Adjustment Statement three (3) business days prior to the Closing Date. 2. Amendments to the Agreement. 2.1 The following new definitions are hereby added into Section 1.1 of the Agreement: “BAC Agreement” means the Security Agreement between Bridge2 Company, Bank of America, N.A. and Bank of America Corporation, effective as of September 26, 2025. “BAC Loan Amount” means the amount of cash held as collateral pursuant to the BAC Agreement. “BAC Note” means the promissory note in the amount of the BAC Loan Amount in the form of Exhibit D. 2.2 Each of the following definitions in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows: “Ancillary Agreements” means the BAC Note, the Braintree Note, the Transition Services Agreement, the Escrow Agreement and any other document, agreement certificate or instrument required to be delivered pursuant thereto and pursuant to this Agreement. “Indebtedness” of any Person means any of the following: (a) all obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets; (b) all Liabilities secured by any Encumbrance upon property or assets owned by such Person, even though such person has not assumed or become liable for the payment of such Liabilities (other than any Permitted Encumbrance); (c) all Liabilities created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person,

EXHIBIT 10.1 notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of the property; (d) Liabilities with respect to interest rate or currency swaps, collars, caps and similar hedging obligations; (e) all guaranties, surety or indemnity obligations by such Person; (f) all Liabilities for underfunded employee pension benefit plans, annual or other bonus obligations, any unpaid severance Liabilities currently being paid or payable in respect of any Acquired Companies’ employees and service providers who terminated employment or whose services to any Acquired Company have ceased (as applicable) prior to the Closing and deferred compensation Liabilities, together, in each case, with the employer portion of any associated payroll taxes; (g) Unpaid Income Taxes of such Person; (h) earnout liabilities and deferred payments for historical acquisitions; (i) unfunded benefit liabilities with respect to the Acquired Entities’ maintained pension plan; or (j) all guaranties, surety or indemnity obligations by such Person with respect to the obligations described in clauses (a) through (i); provided, however, that the definition of “Indebtedness” shall not include in any event Liabilities of (i) the Braintree Loan Amount related to the Braintree Agreement, (ii) the BAC Loan Amount related to the BAC Agreement, or (iii) Liabilities taken into consideration with respect to the definitions of “Working Capital” or “Transaction Expenses”. “Working Capital” means an amount equal to (i) the Acquired Company’s current assets (defined to include only accounts receivable, non-Income Tax assets, allowance for bad debts, credit card receivables, deposits, prepaid expense and other receivables and to specifically exclude Cash on Hand and deferred Tax assets) minus (ii) the Acquired Companies’ current liabilities (defined to include only accounts payable, non-Income Tax liabilities, accrued expenses (inclusive of set amount of $600,000 for accrued vacation) and both long- and short-term deferred revenue, and to specifically exclude deferred Tax liabilities, lease obligations, and long-term deferred revenue), in each case determined in accordance with GAAP consistently applied in accordance with the accounting practices of the Acquired Companies and in accordance with Schedule 3.1 attached hereto (the “Form Working Capital Statement”). Notwithstanding anything to the contrary in this Agreement, any deferred Taxes, Income Taxes or Transaction Expenses shall not be deemed to be a current asset or current liability for purposes of this definition. 2.3 The Form Working Capital Statement attached as Schedule 3.1 to the Purchase Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit E. 2.4 The Transition Services Agreement attached as Exhibit C to the Purchase Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit F. 2.5 The following new subsection is added into Section 8.1 of the Agreement: “(q) Parent shall have delivered to Purchaser the BAC Loan Amount.” 2.6 The following new subsection is added into Section 8.2(d) of the Agreement: “(iv) The BAC Note, duly executed by Purchaser; and” 2.7 Section 8.1(j) of the Agreement is hereby amended and restated in its entirety as follows: “(j) The Cash on Hand of the Acquired Companies, calculated as of the Closing, shall be no less than the sum of (i) $9,974,000, plus (ii) to the extent the Estimated Working Capital is less than the Target Working Capital, the positive value of the Estimated Working Capital, plus (iii) to the extent the

EXHIBIT 10.1 positive value of Estimated Indebtedness is greater than $0, the positive value of the Estimated Indebtedness, less (iv) the Purchase Price;” 2.8 Section 9.2 of the Agreement is hereby amended and restated in its entirety as follows: “Indemnification by Parent. Subject to Section 9.5 and the other provisions of this ARTICLE IX, Parent shall reimburse, defend, indemnify and hold Purchaser and its successors and permitted assigns (collectively, the “Purchaser Indemnified Parties”) harmless from and against any and all Losses based upon or resulting from: (a) any breach of a representation or warranty (other than the Fundamental Representations) by the Acquired Companies or the Parent contained herein; (b) any breach of a Fundamental Representation by the Acquired Companies or the Parent contained herein; (c) any breach of or failure to perform any covenant or agreement by the Acquired Companies or the Parent contained herein; (d) Indemnified Taxes; (e) any claim by any Person for Transaction Expenses or Indebtedness; (f) any claim, whether civil, criminal or administrative, in which any Person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Closing, a director or officer of any of the Acquired Companies or who is or was serving at the request of an Acquired Company as a director or officer of another Person, is, or is threatened to be, made a party or witness based in whole or in part on, or arising in whole or in part out of, or pertaining in whole or in part to, (i) the fact that such Person is serving or did serve in any such capacity, or (ii) this Agreement; (g) the receivable in the amount of $1,092,045 owed by Bank of America National Association to Bridge2 Solutions, LLC pursuant to that certain Card Services Agreement dated April 7, 2022, as amended; or (h) the payable in the amount of $400,000 with respect to that certain Travel Services Agreement by and between Aspire Company and Amadeus North America, Inc. dated July 24, 2023.” 2.9 Section 2.6 of the Agreement is hereby amended and restated in its entirety as follows: “2.6 Payment Procedures. At the Closing, Parent shall transfer (via a wire transfer of immediately available funds) to (i) the Escrow Agent’s designated account (the “Escrow Account”), cash in an amount equal to the Escrow Amount, and (ii) a designated account identified in writing by Purchaser, cash in an amount equal to $20,731,923.00.” 2.10 Section 7.9(b) of the Agreement is hereby amended and restated in its entirety as follows: “(b) If, following the Closing, any right, property, Permit, contract, or asset (including any cash amounts held pursuant to the Outpayce Agreement as of the Calculation Time), which, prior to the Closing, was used by the Parent or its affiliates (other than the Acquired Entities), is found, upon mutual good faith agreement between Parent and Purchaser, to have been retained in error by any Acquired Entity, (i) the applicable Acquired Entity will

EXHIBIT 10.1 promptly deliver, or cause to be delivered, at Purchaser’s sole cost and expense, such right, property or asset (subject to any related liabilities) as soon as reasonably practicable to the Parent or an affiliate thereof designated by the Parent in writing and (ii) Parent or its affiliate (other than the Acquired Entities) will promptly assume such right, property, Permit, contract or asset. The Parties hereby agree that any cash held pursuant to the Outpayce Agreement as of the Calculation Time is retained in error by the Acquired Entities and shall be return pursuant to the foregoing sentence. If, following the Closing, any right, property, Permit, contract or asset which, prior to the Closing, was used exclusively by an Acquired Entity, other than any right, property or asset which, prior to the Closing, was used by the Parent or its affiliates other than the Acquired Entity, is found to have been retained in error by the Parent or its affiliates, (i) the Parent will promptly deliver, or cause to be delivered, at Parent’s sole cost and expense, such right, property or asset (subject to any related liabilities) as soon as reasonably practicable to Purchaser or an affiliate thereof designated by Purchaser in writing and (ii) Purchaser or an Acquired Entity will promptly assume such right, property, Permit, contract or asset for no additional consideration.” 3. Miscellaneous. 3.1 No Further Amendment. The Parties hereto agree that all other provisions of the Agreement shall, subject to the waivers and amendments set forth in Sections 1 and 2 of this Amendment and Waiver, continue unmodified, in full force and effect and constitute legal and binding obligations of the parties in accordance with their terms. This Amendment and Waiver is limited precisely as written and shall not be deemed to be an amendment or a waiver to any other term or condition of the Agreement or any of the documents referred to therein. This Amendment and Waiver forms an integral and inseparable part of the Agreement. 3.2 Representations and Warranties. Each of Purchaser, Parent and each Acquired Company hereby represents and warrants to each other Party that: (a) Such Party has the requisite power and authority, and, if applicable, corporate or limited liability power and authority, to execute and deliver this Amendment and Waiver and to perform its obligations hereunder. The execution and delivery by such Party of this Amendment and Waiver have been duly and validly authorized by its board of directors or manager, if applicable, and no other corporate or limited liability company action on the part of such Party is necessary to authorize the execution and delivery by such Party of this Amendment and Waiver. (b) This Amendment and Waiver has been duly and validly executed and delivered by such Party and, assuming the due authorization, execution and delivery by each other Party, constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms. 3.3 References. Each reference to “this Agreement,” “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Agreement shall, effective from the date of this Amendment and Waiver, refer to the Agreement as amended by this Amendment and Waiver. Notwithstanding the foregoing, references to the date of the Agreement and references in the Agreement, as amended hereby, to “the date hereof,” “the date of this Agreement” and other similar references shall in all instances continue to refer to July 23, 2025 and references to the date of this Amendment and Waiver shall refer to September 30, 2025. 3.4 Effect of Amendment and Waiver. This Amendment and Waiver shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. From and after the execution of this Amendment and Waiver by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby and any reference to the Transactions shall be deemed a reference to the Transactions as amended hereby. This Amendment and Waiver shall

EXHIBIT 10.1 be deemed to be in full force and effect from and after the execution of this Amendment and Waiver by the parties hereto. 3.5 Other Miscellaneous Terms. The provisions of Article XI (General Provisions) of the Agreement shall apply mutatis mutandis to this Amendment and Waiver, and to the Agreement as amended by this Amendment and Waiver, taken together as a single agreement, reflecting the terms therein as amended by this Amendment and Waiver. [Signature pages follow]

IN WITNESS WHEREOF, the Parties have hereunto caused this Amendment and Waiver to be duly executed as of the date first set forth above. PROJECT LABRADOR HOLDCO, LLC By: /s/ Donald Basile Name: Donald Basile Title: Chief Executive Officer BRIDGE2 SOLUTIONS, LLC By: /s/ Marc D’Annunzio Name: Marc D’Annunzio Title: General Counsel ASPIRE LOYALTY TRAVEL SOLUTIONS, LLC By: /s/ Marc D’Annunzio Name: Marc D’Annunzio Title: General Counsel BRIDGE2 SOLUTIONS CANADA LTD. By: /s/ Marc D’Annunzio/s/ Marc D’Annunzio Name: Marc D’Annunzio Title: General Counsel B2S RESALE, LLC By: Name: Marc D’Annunzio Title: General Counsel BAKKT OPCO HOLDINGS, LLC By: /s/ Marc D’Annunzio Name: Marc D’Annunzio Title: General Counsel